Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. FIRST QUARTER 2022 Chicago, IL Exhibit 99.2

Supplemental Q1 2022 2 Table of Contents CORPORATE INFORMATION Company Profile ................................................................................................................................................................................................. 3 Investor Information .......................................................................................................................................................................................... 4 Research Coverage ........................................................................................................................................................................................... 5 FINANCIALS Key Financial Data.............................................................................................................................................................................................. 6 Condensed Consolidated Balance Sheets ................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss) ............................................................................................................................ 8 Debt Summary .................................................................................................................................................................................................... 9 Debt Maturity Schedule .................................................................................................................................................................................... 10 Leverage Ratios, Coverage Ratios and Public Debt Covenants ............................................................................................................... 11 Capital Expenditures Summary ....................................................................................................................................................................... 12 Property Acquisitions and Dispositions Information Since January 1, 2022 .......................................................................................... 13 Investments in Unconsolidated Joint Ventures ............................................................................................................................................ 14 Calculation and Reconciliation of NOI and Cash Basis NOI ...................................................................................................................... 15 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI .............................................................. 16 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre ....................................................................................................................... 17 Calculation of FFO, Normalized FFO and CAD ........................................................................................................................................... 18 PORTFOLIO INFORMATION Summary Same Property Results .................................................................................................................................................................... 19 Occupancy and Leasing Summary ................................................................................................................................................................. 20 Tenant Diversity and Credit Characteristics.................................................................................................................................................. 21 Tenants Representing 1% or More of Total Annualized Rental Income .................................................................................................. 22 Lease Expiration Schedule ............................................................................................................................................................................... 23 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ......................................................................................................................... 24 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ............................................................................................................................. 26 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Unless otherwise noted, all data presented in this supplemental operating and financial data report excludes three properties, which are encumbered by $82.0 million of mortgage notes, owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 14 for information regarding these joint ventures and related mortgage notes.

Supplemental Q1 2022 3 The Company: Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning and leasing high quality office properties to tenants with high credit quality characteristics in select, growth-oriented U.S. markets. The majority of our properties are office buildings. OPI is included in 149 market indices and comprises more than 1% of the following indices as of March 31, 2022: BI North America Office REIT Valuation Peers (BROFFRTV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV), Hoya Capital High Dividend Yield Index (GTR) (RIET), the Bloomberg WBZ Massachusetts Index (BCMAX), Solactive Global SuperDividend Index (SOLSDIV), Solactive Global SuperDividend v2 Index (SOLSDIV2), Bloomberg Reit Office Property Index (BBREOFPY) and the Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV). Management: OPI is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2022, RMR had more than $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,200 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. RETURN TO TABLE OF CONTENTS Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (617) 219-1440 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2050: OPINL Snapshot (as of March 31, 2022): Total properties: 174 Rentable sq. ft.: 22.9 million Percent leased: 88.8% Company Profile

Supplemental Q1 2022 4 Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Mark A. Talley Jennifer B. Clark Adam D. Portnoy Independent Trustee Managing Trustee Chair of the Board & Managing Trustee Executive Officers Christopher J. Bilotto Matthew C. Brown President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Office Properties Income Trust Financial, investor and media inquiries should be directed to: Two Newton Place Kevin Barry, Director, Investor Relations, 255 Washington Street, Suite 300 at (617) 219-1410 or kbarry@opireit.com Newton, MA 02458-1634 (617) 219-1410 ir@opireit.com www.opireit.com Investor Information RETURN TO TABLE OF CONTENTS Houston, TX

Supplemental Q1 2022 5 Equity Research Coverage B. Riley Securities, Inc. BofA Securities Bryan Maher James Feldman bmaher@brileyfin.com james.feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Morgan Stanley Aaron Hecht Ronald Kamdem ahecht@jmpsecurities.com ronald.kamdem@morganstanley.com (415) 835-3963 (212) 296-8319 RBC Capital Markets Michael Carroll michael.carroll@rbccm.com (440) 715-2649 Rating Agencies Moody's Investors Service S&P Global Lori Marks Alan Zigman lori.marks@moodys.com alan.zigman@spglobal.com (212) 553-0376 (416) 507-2556 OPI is followed by the analysts and its credit is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Research Coverage Issuer Ratings: Moody's: Baa3 S&P Global: BBB- RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 6 As of and for the Three Months Ended As of 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 3/31/2022 Selected Balance Sheet Data: Capitalization: Total gross assets $ 4,703,791 $ 4,737,595 $ 4,699,286 $ 4,666,348 $ 4,419,664 Total common shares (at end of period) 48,425,265 Total assets $ 4,197,693 $ 4,241,683 $ 4,239,878 $ 4,211,213 $ 3,952,579 Closing price (at end of period) $ 25.73 Total liabilities $ 2,740,611 $ 2,744,974 $ 2,733,898 $ 2,682,663 $ 2,331,581 Equity market capitalization (at end of period) $ 1,245,982 Total shareholders' equity $ 1,457,082 $ 1,496,709 $ 1,505,980 $ 1,528,550 $ 1,620,998 Debt (principal balance) 2,609,996 Total market capitalization $ 3,855,978 Selected Income Statement Data: Rental income $ 147,354 $ 147,287 $ 147,572 $ 137,099 $ 144,524 Liquidity: Net income (loss) $ (13,407) $ 16,945 $ 3,712 $ (66,697) $ 37,860 Cash and cash equivalents $ 97,656 NOI $ 96,481 $ 92,379 $ 93,579 $ 90,979 $ 96,499 Availability under $750,000 unsecured revolving credit facility 750,000 Adjusted EBITDAre $ 91,241 $ 86,304 $ 87,604 $ 85,251 $ 90,906 FFO $ 62,722 $ 62,567 $ 63,951 $ 37,680 $ 56,609 Total liquidity $ 847,656 Normalized FFO $ 62,722 $ 58,083 $ 59,598 $ 55,385 $ 61,809 CAD $ 51,006 $ 42,649 $ 30,877 $ 33,831 $ 47,652 Rolling four quarter CAD $ 158,363 $ 155,009 $ 154,704 $ 168,384 $ 180,096 Per Common Share Data (basic and diluted): Net income (loss) $ (0.28) $ 0.35 $ 0.08 $ (1.38) $ 0.78 FFO (basic) $ 1.30 $ 1.30 $ 1.33 $ 0.78 $ 1.18 FFO (diluted) $ 1.30 $ 1.30 $ 1.33 $ 0.78 $ 1.17 Normalized FFO $ 1.30 $ 1.20 $ 1.24 $ 1.15 $ 1.28 CAD $ 1.06 $ 0.88 $ 0.64 $ 0.70 $ 0.99 Rolling four quarter CAD $ 3.28 $ 3.21 $ 3.21 $ 3.50 $ 3.75 Dividends: Annualized dividends paid per share during the period $ 2.20 $ 2.20 $ 2.20 $ 2.20 $ 2.20 Annualized dividend yield (at end of period) 8.6% 8.9% 8.7% 7.5% 8.0% Normalized FFO payout ratio 42.3% 45.8% 44.4% 47.8% 43.0% Rolling four quarter CAD payout ratio 67.1% 68.5% 68.5% 62.9% 58.7% (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Key Financial Data

Supplemental Q1 2022 7 March 31, December 31, 2022 2021 ASSETS Real estate properties: Land $ 851,356 $ 874,108 Buildings and improvements 3,024,610 3,036,978 Total real estate properties, gross 3,875,966 3,911,086 Accumulated depreciation (506,098) (495,912) Total real estate properties, net 3,369,868 3,415,174 Assets of properties held for sale 57,115 26,598 Investments in unconsolidated joint ventures 35,011 34,838 Acquired real estate leases, net 466,317 505,629 Cash and cash equivalents 97,656 83,026 Restricted cash 1,402 1,489 Rents receivable 106,865 112,886 Deferred leasing costs, net 55,448 53,883 Other assets, net 8,011 8,160 Total assets $ 4,197,693 $ 4,241,683 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ — $ — Senior unsecured notes, net 2,481,903 2,479,772 Mortgage notes payable, net 97,893 98,178 Liabilities of properties held for sale 626 594 Accounts payable and other liabilities 136,017 142,609 Due to related persons 7,864 6,787 Assumed real estate lease obligations, net 16,308 17,034 Total liabilities 2,740,611 2,744,974 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,425,265 and 48,425,665 shares issued and outstanding, respectively 484 484 Additional paid in capital 2,617,583 2,617,169 Cumulative net income 162,308 175,715 Cumulative common distributions (1,323,293) (1,296,659) Total shareholders’ equity 1,457,082 1,496,709 Total liabilities and shareholders’ equity $ 4,197,693 $ 4,241,683 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Irving, TX

Supplemental Q1 2022 8 Three Months Ended March 31, 2022 2021 Rental income $ 147,354 $ 144,524 Expenses: Real estate taxes 16,645 16,154 Utility expenses 6,865 6,432 Other operating expenses 27,363 25,439 Depreciation and amortization 60,469 64,087 Loss on impairment of real estate 17,047 7,660 General and administrative (1) 5,706 11,272 Total expenses 134,095 131,044 Gain on sale of real estate 2,149 54,004 Interest and other income 1 5 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,404 and $2,432, respectively) (27,439) (28,798) Income (loss) before income tax expense and equity in net losses of investees (12,030) 38,691 Income tax expense (531) (435) Equity in net losses of investees (846) (396) Net income (loss) $ (13,407) $ 37,860 Weighted average common shares outstanding (basic) 48,243 48,161 Weighted average common shares outstanding (diluted) 48,243 48,196 Per common share amounts (basic and diluted): Net income (loss) $ (0.28) $ 0.78 Additional Data: General and administrative expenses / total assets (at end of period) 0.14% 0.29% Non-cash straight line rent adjustments included in rental income $ 2,686 $ 5,357 Lease value amortization included in rental income $ (343) $ (722) Lease termination fees included in rental income $ 4,942 $ — Non-cash amortization included in other operating expenses (2) $ 121 $ 121 Non-cash amortization included in general and administrative expenses (2) $ 151 $ 151 Condensed Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS (1) Incentive fees under our business management agreement with RMR are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculations of Adjusted EBITDAre or Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No estimated business management incentive fee expense was included in net loss for the three months ended March 31, 2022. Net income for the three months ended March 31, 2021 includes $5,200 of estimated business management incentive fee expense. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in The RMR Group Inc., or RMR Inc., common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively.

Supplemental Q1 2022 9 Fixed vs. Variable Rate Debt Fixed 100.0% Coupon Rate (1) Interest Rate (2) Principal Balance Maturity Date Due at Maturity Years to Maturity Unsecured Floating Rate Debt: $750,000 unsecured revolving credit facility (3) (4) 1.552% 1.552% $ — 1/31/2023 $ — 0.8 Unsecured Fixed Rate Debt: Senior unsecured notes due 2022 4.000% 4.000% 300,000 7/15/2022 300,000 0.3 Senior unsecured notes due 2024 4.250% 4.404% 350,000 5/15/2024 350,000 2.1 Senior unsecured notes due 2025 4.500% 4.521% 650,000 2/1/2025 650,000 2.8 Senior unsecured notes due 2026 2.650% 2.815% 300,000 6/15/2026 300,000 4.2 Senior unsecured notes due 2027 2.400% 2.541% 350,000 2/1/2027 350,000 4.8 Senior unsecured notes due 2031 3.450% 3.550% 400,000 10/15/2031 400,000 9.5 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 28.2 Subtotal / weighted average 3.846% 3.928% 2,512,000 2,512,000 5.6 Secured Fixed Rate Debt: Mortgage debt - One property in Washington, DC (5) 4.220% 4.190% 24,863 7/1/2022 24,668 0.3 Mortgage debt - One property in Chicago, IL 3.700% 4.210% 50,000 6/1/2023 50,000 1.2 Mortgage debt - One property in Washington, DC 4.800% 4.190% 23,133 6/1/2023 22,584 1.2 Subtotal / weighted average 4.092% 4.200% 97,996 97,252 1.0 Total / weighted average 3.855% 3.938% $ 2,609,996 $ 2,609,252 5.4 See accompanying notes on the following page. Secured vs. Unsecured Debt Unsecured 96.2% Secured 3.8% Debt Summary As of March 31, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 10 $650,000 $300,000 $912,000 Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 and thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 Year Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt Total Debt % of Total Debt 2022 $ — $ 300,000 $ 25,212 $ 325,212 12.5% 2023 — — 72,784 72,784 2.8% 2024 — 350,000 — 350,000 13.4% 2025 — 650,000 — 650,000 24.9% 2026 — 300,000 — 300,000 11.5% 2027 and thereafter — 912,000 — 912,000 34.9% Total principal balance $ — $ 2,512,000 $ 97,996 $ 2,609,996 100.0% Percent of total principal balance 0.0% 96.2% 3.8% 100.0% $72,784 RETURN TO TABLE OF CONTENTS Debt Maturity Schedule As of March 31, 2022 (dollars in thousands) (6) (6) (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of mark to market accounting for certain mortgages and discounts and premiums on senior unsecured notes. Excludes the effect of debt issuance costs amortization. (3) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of March 31, 2022 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility by two additional six month periods. (4) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances. (5) In April 2022, we prepaid $24,863 of secured fixed rate debt with a July 2022 maturity, at par plus accrued interest. (6) Represents the amount, if any, outstanding under our revolving credit facility at March 31, 2022. . $300,000 $350,000 $25,212 (5) (5)

Supplemental Q1 2022 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Leverage Ratios: Net debt / total gross assets 53.4% 53.3% 54.4% 54.2% 46.6% Net debt / gross book value of real estate assets 49.1% 49.0% 50.4% 49.7% 44.4% Secured debt / total assets 2.3% 2.3% 2.3% 2.3% 4.3% Variable rate debt / net debt 0.0% 0.0% 0.0% 15.2% 0.0% Coverage Ratios: Adjusted EBITDAre / interest expense 3.3x 3.1x 3.3x 2.9x 3.2x Net debt / annualized Adjusted EBITDAre 7.2x 7.3x 7.3x 6.9x 5.7x Public Debt Covenants: Total debt / adjusted total assets (maximum 60.0%) 49.2% 49.2% 49.9% 49.2% 45.7% Secured debt / adjusted total assets (maximum 40.0%) 1.8% 1.9% 1.9% 1.9% 3.5% Consolidated income available for debt service / debt service (minimum 1.50x) 3.5x 3.5x 3.6x 3.2x 3.2x Total unencumbered assets / unsecured debt (minimum 150.0%) 200.7% 200.7% 197.8% 200.8% 218.4% (1) Annualized Adjusted EBITDAre for the three months ended June 30, 2021 is pro forma as if the acquisitions of two properties during the second quarter occurred on April 1, 2021. Net debt / annualized Adjusted EBITDAre would have been 7.4x, excluding the pro forma Adjusted EBITDAre adjustment of $5,671 for the two property acquisitions. (1) Chicago, IL

Supplemental Q1 2022 12 For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Lease related costs $ 8,664 $ 7,492 $ 17,074 $ 11,215 $ 6,970 Building improvements 2,783 8,545 9,267 7,765 4,526 Recurring capital expenditures 11,447 16,037 26,341 18,980 11,496 Development, redevelopment and other activities 37,524 25,327 13,272 12,738 4,906 Total capital expenditures $ 48,971 $ 41,364 $ 39,613 $ 31,718 $ 16,402 Average rentable sq. ft. during period 23,106 23,273 23,683 24,330 24,729 Building improvements per average sq. ft. during period $ 0.12 $ 0.37 $ 0.39 $ 0.32 $ 0.18 Capital Expenditures Summary (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS Washington, DC

Supplemental Q1 2022 13 Acquisitions: We have not acquired any properties since January 1, 2022. Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price 1/14/2022 Rockville, MD 1 129 $ 6,750 2/10/2022 Chesapeake, VA 2 172 18,945 3/31/2022 Milwaukee, WI 1 29 3,775 Total 4 330 $ 29,470 Property Acquisitions and Dispositions Information Since January 1, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Plantation, FL

Supplemental Q1 2022 14 Unconsolidated Joint Ventures: Joint Venture OPI Ownership OPI Investment Number of Properties Location Square Feet Occupancy Weighted Average Remaining Lease Term (1) Prosperity Metro Plaza 51% $ 20,310 2 Fairfax, VA 329 70.2% 3.3 1750 H Street, NW 50% 14,701 1 Washington, D.C. 115 20.7% 9.3 Total / Weighted Average $ 35,011 3 444 57.4% 4.0 (1) Lease term is weighted based on annualized rental income. (2) Includes the effect of interest rate protection and mark to market accounting. (3) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us. (4) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (5) Reflects our proportionate share of operating results based on our ownership percentage of the respective joint ventures. (6) Includes interest expense, net of other income. (7) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non- cash amortization of intangible lease assets and liabilities. Investments in Unconsolidated Joint Ventures As of March 31, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Results of Operations - Unconsolidated Joint Ventures: (5) For the Three Months Ended March 31, 2022 Prosperity Metro Plaza 1750 H Street, NW Total Equity in losses $ (311) $ (535) $ (846) Depreciation and amortization 641 121 762 Other expenses, net (6) 258 167 425 NOI 588 (247) 341 Lease value amortization included in rental income (7) (1) — (1) Non-cash straight line rent adjustments included in rental income (7) (8) 2 (6) Cash Basis NOI $ 579 $ (245) $ 334 Distributions received / (contributions) paid by OPI $ 51 $ (1,070) $ (1,019) Outstanding Unconsolidated Debt: Joint Venture OPI Ownership Interest Rate (2) Maturity Date Principal Balance Annualized Debt Service Principal Balance at Maturity OPI Share of Principal Balance (3) Prosperity Metro Plaza (4) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500 1750 H Street, NW 50% 3.690% 8/1/2024 32,000 1,181 32,000 16,000 Total / Weighted Average 3.934% $ 82,000 $ 3,226 $ 77,246 $ 41,500

Supplemental Q1 2022 15 For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Calculation of NOI and Cash Basis NOI: Rental income $ 147,354 $ 147,287 $ 147,572 $ 137,099 $ 144,524 Property operating expenses (50,873) (54,908) (53,993) (46,120) (48,025) NOI 96,481 92,379 93,579 90,979 96,499 Non-cash straight line rent adjustments included in rental income (2,686) (2,240) (3,924) (3,847) (5,357) Lease value amortization included in rental income 343 452 447 667 722 Lease termination fees included in rental income (4,942) (761) (55) — — Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) Cash Basis NOI $ 89,075 $ 89,709 $ 89,926 $ 87,678 $ 91,743 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net income (loss) $ (13,407) $ 16,945 $ 3,712 $ (66,697) $ 37,860 Equity in net losses of investees 846 837 688 580 396 Income tax expense (benefit) 531 (97) 34 (121) 435 Income (loss) before income tax expense (benefit) and equity in net losses of investees (12,030) 17,685 4,434 (66,238) 38,691 Loss on early extinguishment of debt — — 2,274 11,794 — Interest expense 27,439 27,657 26,929 29,001 28,798 Interest and other income (1) — — (2) (5) Gain on sale of real estate (2,149) (24,200) (36) (114) (54,004) General and administrative 5,706 2,168 448 12,970 11,272 Loss on impairment of real estate 17,047 6,566 (3) 48,197 7,660 Depreciation and amortization 60,469 62,503 59,533 55,371 64,087 NOI 96,481 92,379 93,579 90,979 96,499 Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) Lease termination fees included in rental income (4,942) (761) (55) — — Lease value amortization included in rental income 343 452 447 667 722 Non-cash straight line rent adjustments included in rental income (2,686) (2,240) (3,924) (3,847) (5,357) Cash Basis NOI $ 89,075 $ 89,709 $ 89,926 $ 87,678 $ 91,743 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 16 For the Three Months Ended 3/31/2022 3/31/2021 Reconciliation of NOI to Same Property NOI: Rental income $ 147,354 $ 144,524 Property operating expenses (50,873) (48,025) NOI 96,481 96,499 Less: NOI of properties not included in same property results (14,531) (12,288) Same Property NOI $ 81,950 $ 84,211 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 81,950 $ 84,211 Add: Lease value amortization included in rental income 437 526 Less: Non-cash straight line rent adjustments included in rental income (2,488) (5,985) Lease termination fees included in rental income (1,207) — Non-cash amortization included in property operating expenses (1) (102) (89) Same Property Cash Basis NOI $ 78,590 $ 78,663 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in other operating expenses. Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS Atlanta, GA

Supplemental Q1 2022 17 For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Net income (loss) $ (13,407) $ 16,945 $ 3,712 $ (66,697) $ 37,860 Add (less): Interest expense 27,439 27,657 26,929 29,001 28,798 Income tax expense (benefit) 531 (97) 34 (121) 435 Depreciation and amortization 60,469 62,503 59,533 55,371 64,087 EBITDA 75,032 107,008 90,208 17,554 131,180 Add (less): Loss on impairment of real estate 17,047 6,566 (3) 48,197 7,660 Gain on sale of real estate (2,149) (24,200) (36) (114) (54,004) Distributions received from unconsolidated joint ventures 51 153 153 153 153 Equity in losses of unconsolidated joint ventures 846 837 688 580 396 EBITDAre 90,827 90,364 91,010 66,370 85,385 Add (less): General and administrative expense paid in common shares (1) 414 424 947 1,176 321 Estimated business management incentive fees (2) — (4,484) (6,627) 5,911 5,200 Loss on early extinguishment of debt — — 2,274 11,794 — Adjusted EBITDAre $ 91,241 $ 86,304 $ 87,604 $ 85,251 $ 90,906 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) (1) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR. (2) For more information regarding business management incentive fees, see footnote (1) on page 8. RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 18 For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Net income (loss) $ (13,407) $ 16,945 $ 3,712 $ (66,697) $ 37,860 Add (less): Depreciation and amortization: Consolidated properties 60,469 62,503 59,533 55,371 64,087 Unconsolidated joint venture properties 762 753 745 923 1,006 Loss on impairment of real estate 17,047 6,566 (3) 48,197 7,660 Gain on sale of real estate (2,149) (24,200) (36) (114) (54,004) FFO 62,722 62,567 63,951 37,680 56,609 Add (less): Loss on early extinguishment of debt — — 2,274 11,794 — Estimated business management incentive fees (1) — (4,484) (6,627) 5,911 5,200 Normalized FFO 62,722 58,083 59,598 55,385 61,809 Add (less): Non-cash expenses (2) (465) (251) 433 804 (1) Distributions from unconsolidated joint ventures 51 153 153 153 153 Depreciation and amortization - unconsolidated joint ventures (762) (753) (745) (923) (1,006) Equity in net losses of investees 846 837 688 580 396 Loss on early extinguishment of debt settled in cash — — (1,874) (2,500) — Non-cash straight line rent adjustments included in rental income (2,686) (2,240) (3,924) (3,847) (5,357) Lease value amortization included in rental income 343 452 447 667 722 Net amortization of debt premiums, discounts and issuance costs 2,404 2,405 2,442 2,492 2,432 Recurring capital expenditures (11,447) (16,037) (26,341) (18,980) (11,496) CAD $ 51,006 $ 42,649 $ 30,877 $ 33,831 $ 47,652 Weighted average common shares outstanding (basic) 48,243 48,243 48,211 48,165 48,161 Weighted average common shares outstanding (diluted) 48,243 48,251 48,244 48,165 48,196 Per common share amounts (basic and diluted): Net income (loss) $ (0.28) $ 0.35 $ 0.08 $ (1.38) $ 0.78 FFO (basic) $ 1.30 $ 1.30 $ 1.33 $ 0.78 $ 1.18 FFO (diluted) $ 1.30 $ 1.30 $ 1.33 $ 0.78 $ 1.17 Normalized FFO $ 1.30 $ 1.20 $ 1.24 $ 1.15 $ 1.28 CAD $ 1.06 $ 0.88 $ 0.64 $ 0.70 $ 0.99 (1) For more information regarding estimated business management incentive fees, see footnote (1) on page 8. (2) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 19 For the Three Months Ended 3/31/2022 3/31/2021 Properties (end of period) (1) 163 163 Rentable sq. ft. 20,503 20,497 Percent leased 91.2% 91.7% Rental income $ 125,387 $ 125,994 Same Property NOI $ 81,950 $ 84,211 Same Property Cash Basis NOI $ 78,590 $ 78,663 Same Property NOI % margin 65.4% 66.8% Same Property Cash Basis NOI % margin 64.3% 65.3% Same Property NOI % change (2.7%) Same Property Cash Basis NOI % change (0.1%) (1) Includes one leasable land parcel. Summary Same Property Results (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Chelmsford, MA

Supplemental Q1 2022 20 As of and for the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Properties (end of period) (1) 174 178 178 181 180 Rentable sq. ft. (1) 22,941 23,271 23,274 24,091 24,568 Percentage leased 88.8% 89.5% 89.0% 89.5% 90.8% Leasing Activity (sq. ft.): New leases 236 270 274 269 33 Renewals 336 432 385 279 542 Total 572 702 659 548 575 % Change in GAAP Rent: (2) New leases 6.7% (4.9%) (7.6%) 23.1% 27.0% Renewals 3.8% 6.3% 5.4% 10.0% 2.3% Total 5.1% 4.0% (0.1%) 17.1% 3.2% Weighted Average Lease Term by Sq. Ft. (years): New leases 10.4 11.5 12.9 26.4 7.0 Renewals 10.9 2.5 9.6 7.2 5.3 Total 10.7 6.0 10.9 16.6 5.4 Leasing Cost and Concession Commitments: New leases (3) $ 26,855 $ 8,543 $ 27,322 $ 69,988 $ 1,207 Renewals 5,893 3,795 18,811 6,714 5,938 Total $ 32,748 $ 12,338 $ 46,133 $ 76,702 $ 7,145 Leasing Cost and Concession Commitments per Sq. Ft.: New leases (3) $ 113.66 $ 31.68 $ 99.81 $ 260.02 $ 35.97 Renewals $ 17.56 $ 8.78 $ 48.85 $ 24.09 $ 10.96 Total $ 57.26 $ 17.57 $ 70.02 $ 139.98 $ 12.42 Leasing Cost and Concession Commitments per Sq. Ft. per Year: New leases (3) $ 10.94 $ 2.75 $ 7.74 $ 9.85 $ 5.12 Renewals $ 1.61 $ 3.54 $ 5.11 $ 3.35 $ 2.05 Total $ 5.36 $ 2.95 $ 6.40 $ 8.42 $ 2.28 (1) Includes one leasable land parcel. (2) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. (3) Data as of June 30, 2021 includes commitments totaling approximately $66,000 in connection with the lease we entered with Sonesta International Hotels Corporation, or Sonesta, in June 2021 related to the redevelopment of a property in Washington, D.C. These costs represent the estimated costs related to the planned hotel component of the property. Occupancy and Leasing Summary (dollars and sq. ft. in thousands, except per sq. ft. data) This leasing summary is based on leases entered during the periods indicated. RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 21 Investment Grade 63.6% Non-Investment Grade 8.1% Not Rated 28.3% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Government: 35.9% Technology & Communications: 16.9% Real Estate & Financial: 16.7% Legal & Other Professional Services: 11.5% Manufacturing & Transportation: 10.2% Food: 2.4% Hospitality: 2.0% Life Sciences and Medical: 1.5% Energy Services: 0.9% Other: 2.0% Tenant Industry (1) Includes the U.S. Government, state governments, municipalities and government contractors. Tenant Diversity and Credit Characteristics As of March 31, 2022 RETURN TO TABLE OF CONTENTS (1) Washington, DC

Supplemental Q1 2022 22 Tenant Credit Rating Sq. Ft. % of Leased Sq. Ft. Annualized Rental Income % of Total Annualized Rental Income 1 U.S. Government Investment Grade 4,100 20.1% $ 110,949 19.4% 2 Alphabet Inc. (Google) Investment Grade 386 1.9% 23,713 4.1% 3 Shook, Hardy & Bacon L.L.P. Not Rated 596 2.9% 19,187 3.4% 4 IG Investments Holdings LLC Not Rated 333 1.6% 15,991 2.8% 5 Bank of America Corporation Investment Grade 577 2.8% 15,766 2.8% 6 State of California Investment Grade 523 2.6% 15,696 2.7% 7 Commonwealth of Massachusetts Investment Grade 311 1.5% 12,260 2.1% 8 CareFirst Inc. Not Rated 207 1.0% 11,498 2.0% 9 Northrop Grumman Corporation Investment Grade 337 1.7% 11,465 2.0% 10 Tyson Foods, Inc. Investment Grade 248 1.2% 11,042 1.9% 11 Sonesta International Hotels Corporation (1) Not Rated 230 1.1% 10,745 1.9% 12 CommScope Holding Company Inc Non Investment Grade 228 1.1% 9,370 1.6% 13 State of Georgia Investment Grade 308 1.5% 7,383 1.3% 14 PNC Bank Investment Grade 441 2.2% 6,924 1.2% 15 Micro Focus International plc Non Investment Grade 215 1.1% 6,905 1.2% 16 Compass Group plc Investment Grade 267 1.3% 6,703 1.2% 17 ServiceNow, Inc. Investment Grade 149 0.7% 6,637 1.2% 18 Allstate Insurance Co. Investment Grade 468 2.3% 6,479 1.1% 19 Automatic Data Processing, Inc. Investment Grade 289 1.4% 6,087 1.1% 20 Church & Dwight Co., Inc. Investment Grade 250 1.2% 6,037 1.1% 10,463 51.2% $ 320,837 56.1% Tenants Representing 1% or More of Total Annualized Rental Income As of March 31, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Houston, TX (1) In June 2021, we entered into a 30-year lease with Sonesta. The lease relates to the redevelopment of a property we own in Washington, D.C to a mixed use and Sonesta's lease relates to the planned hotel component of the property. The term of the lease commences upon our delivery of the completed hotel, which is estimated to occur in the first quarter of 2023. Rendering of Sonesta Hotel Washington, DC

Supplemental Q1 2022 23 Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2022 53 1,167 5.7% 5.7% $ 28,607 5.0% 5.0% 2023 63 2,531 12.4% 18.1% 82,679 14.5% 19.5% 2024 55 3,232 15.9% 34.0% 85,660 15.0% 34.5% 2025 48 2,122 10.4% 44.4% 45,395 7.9% 42.4% 2026 39 1,831 9.0% 53.4% 48,635 8.5% 50.9% 2027 33 1,926 9.5% 62.9% 50,265 8.8% 59.7% 2028 17 1,288 6.3% 69.2% 50,050 8.7% 68.4% 2029 20 1,038 5.1% 74.3% 30,196 5.3% 73.7% 2030 14 520 2.6% 76.9% 15,562 2.7% 76.4% 2031 and thereafter 50 4,718 23.1% 100.0% 134,980 23.6% 100.0% Total 392 20,373 100.0% $ 572,029 100.0% Weighted average remaining lease term (in years) 5.9 6.1 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of March 31, 2022 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Detroit, MI

Supplemental Q1 2022 24 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 15 and Same Property NOI and Same Property Cash Basis NOI as shown on page 16. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We use NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 17. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures. In calculating Adjusted EBITDAre, we adjust for the items shown on page 17 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 18. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the other items shown on page 18 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Cash Available for Distribution We calculate cash available for distribution, or CAD, as shown on page 18. We define CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non-recurring items plus certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other real estate companies and REITs may calculate CAD differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 25 Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of March 31, 2022, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Cap rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 52.6% of annualized rental income as of March 31, 2022 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 11.0% of annualized rental income as of March 31, 2022 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leased square feet is pursuant to leases existing as of March 31, 2022, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price adjustments and allocations. Rentable square feet represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended March 31, 2022 is based on properties we owned continuously since January 1, 2021; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same property cash basis NOI % margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI % margin is Same Property NOI as a percentage of rental income. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. Weighted average remaining lease term is the average remaining lease term in years weighted based on rental income. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 26 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS Chicago, IL